Exhibit 10(b)

                         CONSENT OF SHEARMAN & STERLING

      We hereby consent to the reference to our firm included in Part A and Part B of Amendment No. 12 to the Registration Statement on Form N-1A (811-7885) of Quantitative Master Series Trust.

                                                        /s/ Shearman & Sterling
                                                        -----------------------
                                                        Shearman & Sterling

New York, NY
December 5, 2002